FCE-Q1

Quarterly Report
March 31, 2026
MFS®  Emerging Markets
Equity Portfolio

MFS® Variable Insurance Trust II

Portfolio of Investments
3/31/26 (unaudited)
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Common Stocks – 97.5%
Alcoholic Beverages – 3.4%
Ambev S.A., ADR (l)	67,654	$197,550
China Resources Beer Holdings Co. Ltd.	134,500	443,931
Kweichow Moutai Co. Ltd., “A”	3,500	737,349
		$1,378,830
Apparel, Footwear, & Accessories – 0.5%
ANTA Sports Products Ltd.	20,600	$200,810
Auto & Auto Components – 1.9%
Mahindra & Mahindra Ltd.	16,286	$526,237
Maruti Suzuki India Ltd.	915	122,401
PT Astra International Tbk	376,300	140,294
		$788,932
Business Services – 2.0%
Infosys Ltd.	37,243	$496,557
Tata Consultancy Services Ltd.	12,486	316,097
		$812,654
Chemicals – 0.5%
UPL Ltd.	31,509	$190,293
Conglomerates – 1.3%
KOC Holding A.S.	60,441	$268,611
LG Corp.	4,916	268,618
		$537,229
Construction – 2.5%
Anhui Conch Cement Co. Ltd.	61,500	$167,082
Midea Group Co. Ltd., “A”	49,000	544,340
Techtronic Industries Co. Ltd.	22,500	299,490
		$1,010,912
Consumer Products – 0.9%
Dabur India Ltd.	32,975	$144,120
Hindustan Unilever Ltd.	10,125	223,803
		$367,923
Consumer Services – 1.1%
MakeMyTrip Ltd. (a)	5,779	$215,499
Trip.com Group Ltd. (a)	4,700	232,459
		$447,958
Diversified Financial Services – 1.6%
B3 S.A. - Brasil Bolsa Balcao	166,500	$591,446
SM Investments Corp.	6,300	64,296
		$655,742
Electrical Equipment – 1.3%
WEG S.A.	53,400	$525,871
Energy - Independent – 4.2%
Bharat Petroleum Corp. Ltd.	59,220	$181,372
Galp Energia SGPS S.A., “B”	6,864	166,688
Petroleo Brasileiro S.A., ADR	11,469	237,982
Petronet LNG Ltd.	58,570	159,623

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Energy - Independent – continued
PT United Tractors Tbk	172,200	$314,620
Reliance Industries Ltd.	43,312	627,612
		$1,687,897
Engineering - Construction – 1.5%
Doosan Bobcat, Inc.	3,838	$144,646
Samsung E&A Co. Ltd.	20,354	480,118
		$624,764
Entertainment & Leisure – 6.7%
NetEase, Inc., ADR	3,793	$424,589
Tencent Holdings Ltd.	36,400	2,298,001
		$2,722,590
Food & Beverages – 2.0%
Gruma S.A.B. de C.V.	17,440	$319,793
Inner Mongolia Yili Industrial Group Co. Ltd., “A”	61,141	233,664
Kwality Walls (India) Ltd. (a)	9,739	2,307
Orion Corp.	3,142	264,422
		$820,186
Food & Drug Stores – 2.2%
BIM Birlesik Magazalar A.S.	21,620	$336,717
Walmart de Mexico S.A.B. de C.V.	171,742	557,685
		$894,402
Global Systemically Important Banks – 1.8%
China Construction Bank Corp.	661,670	$718,638
Hardware, Peripherals, & Assembly – 12.2%
EPAM Systems, Inc. (a)	2,701	$365,715
Hon Hai Precision Industry Co. Ltd.	163,000	980,734
Lenovo Group Ltd.	378,000	449,198
Samsung Electronics Co. Ltd.	25,649	2,881,153
Xiaomi Corp., “B” (a)	63,000	259,177
		$4,935,977
Insurance – 3.7%
AIA Group Ltd.	36,800	$413,406
Hyundai Marine & Fire Insurance Co. Ltd. (a)	10,553	213,328
Ping An Insurance Co. of China Ltd., “H”	62,500	487,399
Samsung Fire & Marine Insurance Co. Ltd.	1,330	385,600
		$1,499,733
Machinery & Tools – 1.7%
Delta Electronics, Inc.	15,000	$667,615
Medical & Health Technology & Services – 0.7%
Bumrungrad Hospital PCL	22,000	$108,732
Hangzhou Tigermed Consulting Co. Ltd., “A”	23,400	183,484
		$292,216
Metals & Mining – 2.7%
Gold Fields Ltd., ADR	9,440	$428,576
Industries Qatar Q.P.S.C.	74,270	217,037
Vale S.A., ADR	27,915	444,128
		$1,089,741

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Natural Gas - Pipeline – 0.7%
ADNOC Gas PLC	347,589	$302,803
Non-Global Systemically Important Banks – 13.0%
Bandhan Bank Ltd.	99,659	$150,973
Bangkok Bank Public Co. Ltd.	59,800	301,901
Bank Negara Indonesia PT	693,300	153,391
China Merchants Bank Co. Ltd.	90,000	571,411
Credicorp Ltd.	602	204,186
Emirates NBD Bank PJSC	19,223	139,987
Grupo Financiero Banorte S.A. de C.V.	17,756	196,928
HDFC Bank Ltd.	128,647	1,022,920
Kasikornbank PLC	79,000	457,520
Kotak Mahindra Bank Ltd.	83,661	319,598
National Bank of Greece S.A.	15,643	242,453
PT Bank Central Asia Tbk	969,200	367,845
Saudi Awwal Bank	41,697	414,459
Saudi National Bank	40,349	449,660
Saudi Tadawul Group Holding Co.	4,064	151,401
Sberbank of Russia PJSC (a)(u)	286,804	0
State Bank of India	10,245	109,185
		$5,253,818
Oil Services – 0.7%
ADNOC Drilling Co. PJSC	198,906	$277,244
Pharmaceuticals & Biotechnology – 1.0%
Hugel, Inc. (a)	835	$135,424
WuXi AppTec Co. Ltd., “A”	17,400	249,298
		$384,722
Real Estate – 0.4%
Emaar Properties PJSC	51,957	$165,491
Retail & E-commerce – 5.4%
Alibaba Group Holding Ltd.	72,948	$1,148,386
Meituan, “B” (a)	49,600	539,025
PDD Holdings, Inc., ADR (a)	4,718	482,085
		$2,169,496
Semiconductor & Electronic Components – 14.8%
ASE Technology Holding Co. Ltd	66,000	$724,013
Largan Precision Co. Ltd.	4,000	277,918
MediaTek, Inc.	17,000	823,159
SK hynix, Inc.	511	277,929
Taiwan Semiconductor Manufacturing Co. Ltd.	69,235	3,903,153
		$6,006,172
Software – 1.2%
Kingsoft Corp.	93,600	$271,909
Totvs S.A.	33,100	223,272
		$495,181
Telecom Services – 1.1%
Etihad Etisalat Co.	16,921	$294,447
Hellenic Telecommunications Organization S.A. (a)	8,267	155,944
		$450,391
Tobacco – 0.9%
ITC Ltd.	114,828	$353,846

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Travel, Gaming, & Lodging – 0.8%
Sands China Ltd.	146,000	$310,306
Utilities – 1.1%
China Resources Gas Group Ltd.	70,200	$171,228
NTPC Ltd.	71,992	287,007
		$458,235
Total Common Stocks		$39,498,618
Preferred Stocks – 0.7%
Hardware, Peripherals, & Assembly – 0.7%
Samsung Electronics Co. Ltd.	3,494	$278,198
Mutual Funds (h) – 1.6%
Money Market Funds – 1.6%
MFS Institutional Money Market Portfolio, 3.71% (v)	629,447	$629,447
Collateral for Securities Loaned – 0.4%
JPMorgan U.S. Government Money Market Fund - Class IM Shares, 3.6% (j)	181,800	$181,800

Other Assets, Less Liabilities – (0.2)%		(63,976)
Net Assets – 100.0%		$40,524,087

(a)	Non-income producing security.
(h)
An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $629,447 and
$39,958,616, respectively.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy.
(v)
Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the
annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
See attached supplemental information. For more information see notes to financial statements as disclosed in the most recent semiannual or annual report.

Supplemental Information
3/31/26 (unaudited)
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial
Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(1) Investment Valuations
Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other

Supplemental Information (unaudited) – continued
significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of March 31, 2026 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
China	$906,674	$9,906,789	$—	$10,813,463
Taiwan	—	7,376,592	—	7,376,592
India	217,806	5,231,644	—	5,449,450
South Korea	—	5,329,436	—	5,329,436
Brazil	2,220,249	—	—	2,220,249
Saudi Arabia	1,309,967	—	—	1,309,967
Mexico	1,074,406	—	—	1,074,406
Hong Kong	—	1,023,202	—	1,023,202
Indonesia	835,856	140,294	—	976,150
Other Countries	2,945,487	1,258,414	0	4,203,901
Investment Companies	811,247	—	—	811,247
Total	$10,321,692	$30,266,371	$0	$40,588,063
For further information regarding security characteristics, see the Portfolio of Investments.
At March 31, 2026, the fund held one level 3 security valued at $0, which was also held and valued at $0 at December 31, 2025.
(2) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. The following were affiliated issuers for the period ended March 31, 2026:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$419,889	$3,826,063	$3,616,349	$(98)	$(58)	$629,447

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$7,832	$—
(3) Issuer Country Weightings
Issuer country weighting percentages of portfolio holdings based on net assets, as of March 31, 2026, are as follows:
China	26.6%
Taiwan	18.2%
India	13.4%
South Korea	13.1%
Brazil	5.5%
Saudi Arabia	3.2%
United States	3.0%
Mexico	2.6%
Hong Kong	2.5%
Other Countries	11.9%
(4) Russia and Ukraine Conflict
The fund invests in securities and/or derivative instruments that are economically tied to Russia and/or Ukraine. Escalation of the conflict between Russia and Ukraine in late February 2022 caused market volatility and disruption in the tradability of Russian securities, including closure of the local securities market, temporary restriction on securities sales by non-residents, and disruptions to clearance and payment systems. To the extent that the fund is unable to sell securities, whether due to market constraints or to the sanctions imposed on Russia by

Supplemental Information (unaudited) – continued
the United States and other countries, those securities are considered illiquid and the value of those securities reflects their illiquid classification. Additionally, since there is no assurance on collectability of dividends declared by certain Russian issuers, all such dividends, related receivables, and/or currency denominated in Rubles, if applicable, have been valued at $0. Management continues to monitor these events and to evaluate the related impacts on fund performance.